SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 31, 2005

                               ARTCRAFT III, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            DELAWARE                    000-50816
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)       (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                           P.O. Box 101 700 Bay Street
                            Toronto, Ontario M5G 1Z6
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (416) 408-1173
                            (ISSUER TELEPHONE NUMBER)

                              3650 SE Marine Drive
                       Vancouver, British Columbia V5S 4R6
                            (FORMER NAME AND ADDRESS)


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FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

     Pursuant to the terms of a Stock Purchase Agreement, John Lopes purchased 100,000 shares of the Company's issued and outstanding common stock from Scott Raleigh, the sole officer, director and shareholder of the Company. The total of 100,000 shares represents all of the Company's outstanding common stock. John Lopes paid a total of $36,000 to Scott Raleigh for his shares. As part of the Acquisition and pursuant to the Stock Purchase Agreement, the following Changes to the Company's directors and officers have occurred:

     o Scott Raleigh resigned as the Company's President, Chief Executive Officer, Chief Financial Officer and Secretary effective January 31, 2005.

     o John Lopes was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, and Secretary as of January 31, 2005.

     o Further, John Lopes was appointed as the sole member of the Board of Directors of the Company.

     o Scott Raleigh then resigned as a member of the board of directors of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Scott Raleigh resigned as the Company's sole director effective as of January 31, 2005. The resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

     Scott Raleigh resigned as the Company's President, Chief Executive Officer, Chief Financial Officer and Secretary effective January 31, 2005.

     John Lopes was appointed as the Company's Chief Executive Officer Chief Financial Officer, President and Secretary as of January 31, 2005. John Lopes was born in Lisbon, Portugal and resides in Toronto, Canada. Most recently, Mr. Lopes has been a Chairman, CEO, President and a Director of a Canadian public company and Director of a US public company involved in securing financial transactional processing for merchant and institutional banking worldwide. During the previous 15 years, Mr. Lopes operated a management consulting firm and assisted companies in areas of venture capital, merchant banking and e-commerce business development to both start ups and sectorial leaders in the areas of marketing, community development and investment alliances. His strong management skills and common sense understanding of the investment and technology sectors were instrumental to the success of a privately managed fund in which he played an advisory role. The funds held issues the likes of AOL, MSFT, DELL, CSCO, well before they became widely held and popular holdings. Mr. Lopes holds a BA and MA in Finance and Marketing and is member of various cultural and professional associations.

     No transactions occurred in the last two years to which the Company was a party in which any director or officer had or is to have a direct or indirect material interest.


ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.


(a)  Financial Statements of Business Acquired.


     Not applicable.


(b)  Pro Forma Financial Information.


     Not applicable.

(c)  Exhibits.

2.1 Stock Purchase Agreement dated as of January 31, 2005 between Scott Raleigh and John Lopes.


                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ARTCRAFT III, INC.

                                    By: /s/ John Lopes
                                        --------------------------
                                            JOHN LOPES
                                            CEO


Dated: February 1, 2005